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                                     SCHEDULE TO

                             LOAN AND SECURITY AGREEMENT

BORROWER:     QAD, INC.
ADDRESS:      6450 VIA REAL
              CARPINTERIA, CALIFORNIA  93013

DATE:         JULY 3, 1996

This Schedule is an integral part of the Loan and Security Agreement between GREYROCK BUSINESS CREDIT, A DIVISION OF NATIONSCREDIT COMMERCIAL CORPORATION ("GBC") and the above-borrower ("Borrower") of even date.


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1.  CREDIT LIMIT
    (Section 1.1):      An amount not to exceed the lesser of:  $20,000,000 at
                        any one time outstanding; or the sum of the following:

                             (a) RECEIVABLE LOANS. Loans (the "Receivable Loans") up to the sum of the following percentages of Borrower's Eligible Receivables (as defined below):

                                  (i) 80% of the net amount of eligible U.S. accounts; plus

                                  (ii)   The lesser of (A) 90% of the net
                        amount of eligible Hong Kong accounts which are subject to a Guarantee in form and substance satisfactory to GBC by the Export-Import Bank of the United States, or
                        (B) $2,000,000; plus

                                  (iii) The lesser of 65% of the net amount of eligible Netherlands accounts or $2,000,000; plus

                                  (iv) The lesser of 65% of the net amount of eligible United Kingdom accounts or $2,000,000; plus

                                  (v) The lesser of 65% of the net amount of eligible French accounts or $1,000,000; plus

                                  (vi) The lesser of 65% of the net amount of eligible German accounts or $2,000,000; plus


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                                  (vii)  The lesser of 65% of the net amount of
                        eligible Australian accounts or $2,000,000.

                                  (viii) The lesser of 65% of the net amount of
                        eligible Japanese accounts or $2,000,000.

                                  (ix) The lesser of 65% of the net amount of eligible Swedish accounts or $1,000,000.

                        References above to countries refer to Receivables billed from and payable to offices in such countries, even if bills are sent to, and payments are remitted from, other countries. Currencies in which Receivables are denominated shall be acceptable to GBC in its reasonable business judgment. Borrower's subsidiaries holding the Receivables referred to above in clauses
                        (iii)-(ix) shall provide cross-corporate guarantees and first-priority security interests in such accounts and other assets prior to the making of any Loans with respect to the same.

                             (b) TERM LOAN. A Loan (the "Term Loan") in the amount of $4,000,000, which shall be repayable in 60 equal monthly principal installments of $66,666 per month, plus interest at the rate provided below, on the terms set forth in the Secured Promissory Note of even date;

                             (c)  EQUIPMENT LOANS.  Loans (the "Equipment
                        Loans") in a total amount not to exceed $4,000,000, for the purchase by Borrower of new Equipment acceptable to GBC, in an amount not to exceed 80% of the net purchase price of the Equipment. The net purchase price of Equipment means the purchase price thereof, as shown on the applicable invoice, net of all charges for taxes, freight, delivery, insurance, set-up, training, manuals, fees, service charges and other similar items. Equipment Loans shall be made in disbursements of not less than $500,000 each. Each Equipment Loan shall be repaid by the Borrower to GBC in 36 equal monthly payments of principal, commencing on the first day of the first month after the date the Equipment Loan was made and continuing until the earlier of the date the Equipment Loan has been paid in full or the date this Agreement terminates by its terms or is terminated, as provided in Sections 6.1-6.2 above, at which date the entire unpaid principal balance of the Equipment Loans, plus all accrued and unpaid interest thereon, shall be due and payable.

"Eligible Receivables"  shall mean Receivables arising in the ordinary course of Borrower's business from the sale of goods or rendition of services, which GBC, in its reasonable business judgment, shall deem eligible for borrowing, based on such considerations as GBC may from time to time deem appropriate. Without limiting the fact that the determination of which Receivables are eligible for borrowing is a matter of GBC's reasonable discretion, the following (the "MINIMUM ELIGIBILITY REQUIREMENTS") are


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                        the minimum requirements for a Receivable to be  an
                        Eligible Receivable: (i) the Receivable must not be outstanding for more than 120 days from its invoice date, (ii) the Receivable must not represent progress billings, (iii) the Receivable must not be subject to any contingencies (including Receivables arising from sales on consignment, guaranteed sale or other terms pursuant to which payment by the Account Debtor may be conditional), (iv) the Receivable must not be owing from an Account Debtor with whom the Borrower has any dispute (whether or not relating to the particular Receivable), (v) the Receivable must not be owing from an Affiliate of Borrower, (vi) the Receivable must not be owing from an Account Debtor which is subject to any insolvency or bankruptcy proceeding, or whose financial condition is not acceptable to GBC, or which, fails or goes out of a material portion of its business, (vii) the Receivable must not be owing from the United States or any department, agency or instrumentality thereof (unless there has been compliance, to GBC's satisfaction, with the United States Assignment of Claims Act), (viii) the Receivable must not be owing from an Account Debtor to whom Borrower is or may be liable for goods purchased from such Account Debtor or otherwise. If more than 50% of the Receivables owing from an Account Debtor are outstanding more than 120 days from their invoice date (without regard to unapplied credits) or are otherwise not Eligible Receivables, then all Receivables owing from that Account Debtor will be deemed ineligible for borrowing. GBC may, from time to time, in its discretion, revise the Minimum Eligibility Requirements, upon written notice to the Borrower. Notwithstanding clauses
                        (ii)-(iii) above, Receivables for maintenance with respect to which future maintenance on the part of the Borrower is required, but which would otherwise be Eligible Receivables, will continue to be Eligible Receivables notwithstanding such required future performance on the part of Borrower.


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2.  INTEREST.

    INTEREST RATE (Section 1.2):

                        The interest rate in effect throughout each calendar month during the term of this Agreement shall be the highest "LIBOR Rate" in effect during such month, plus 4.875% per annum, provided that the interest rate in effect in each month shall not be less than 8% per annum, and provided that the interest charged for each month for all Obligations shall be a minimum of $20,000, regardless of the amount of the Obligations outstanding. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "LIBOR Rate" has the meaning set forth in
                        Section 8 above.


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3.  FEES (Section 1.3/Section 6.2):

    Loan Fee:                $200,000, payable concurrently herewith.

    Termination Fee:         NONE

    NSF Check Charge:        $15.00 per item.

    Wire Transfers:          $15.00 per transfer.


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4.  MATURITY DATE
    (Section 6.1):           JULY 31, 1997, subject to automatic renewal as
                             provided in Section 6.1 above, and early termination as provided in Section 6.2 above.


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5.  REPORTING.
   (Section 5.2):

                        Borrower shall provide GBC with the following:

                        1. Annual financial statements, as soon as available, and in any event within 120 days following the end of Borrower's fiscal year, certified by independent certified public accountants acceptable to GBC.

                        2. Quarterly unaudited financial statements, as soon as available, and in any event within 30 days after the end of each fiscal quarter of Borrower.

                        3. Monthly Receivable agings, aged by invoice date, within 15 days after the end of each month.

                        4. Monthly accounts payable agings, aged by invoice date within 15 days after the end of each month.


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6.  BORROWER INFORMATION:

    PRIOR NAMES OF
    BORROWER
    (Section 3.2):      QAD, INC.

    PRIOR TRADE
    NAMES OF BORROWER
    (Section 3.2):


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    EXISTING TRADE
    NAMES OF BORROWER
    (Section 3.2):

    OTHER LOCATIONS AND
    ADDRESSES (Section 3.3): See Exhibit A hereto.

    MATERIAL ADVERSE
    LITIGATION (Section 3.10):  See Exhibit B hereto.


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    7.  OTHER PROVISIONS:

                             1. APPRAISAL. Borrower shall provide appraisals to GBC with respect to the real property commonly known as 2111 Ortega Hill Road, Summerland, California (54,600 sq. ft. building) and Twin Pine Ranch, 6390 Via Real, Carpenteria, California (approx 34.42 acres), prepared by an appraiser specified by GBC in accordance with FIRREA guidelines and requirements, which appraisals shall be completed and delivered to GBC within 60 days after the date hereof and shall be satisfactory to GBC.

Borrower:                              GBC:

  QAD, INC.                            GREYROCK BUSINESS CREDIT,
                                       a Division of NationsCredit Commercial
                                       Corporation


By
  ---------------------------------
     President or Vice President       By
                                          -----------------------------------
                                       Title
                                             --------------------------------
By
  ---------------------------------
     Secretary or Ass't Secretary

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[The full text of Exhibit 3a has been omitted.  Exhibit 3a contains the addresses and contact information for the Company's chief executive office and each of its and its subsidiaries' other offices.]